Exhibit 10.63

                                              PAGES WHERE CONFIDENTIAL TREATMENT
                                                    HAS BEEN GRANTED ARE STAMPED
                                              "CONFIDENTIAL TREATMENT REQUESTED.
                                       THE REDACTED MATERIAL HAS BEEN SEPARATELY
                                              FILED WITH THE COMMISSION PURSUANT
                                             TO A CONFIDENTIAL TREATMENT REQUEST
                                                THE APPROPRIATE SECTION HAS BEEN
                                          MARKED AT THE APPROPRIATE PLACE AND IN
                                                    THE MARGIN WITH A STAR (*)."

                           PRODUCT STORAGE LEASE AND
                            TERMINAL ACCESS AGREEMENT

         THIS AGREEMENT, entered into as of _____________ 1, 1996, is by and between CHEVRON U.S.A. INC., hereinafter called "Lessor", and WARREN PETROLEUM COMPANY, LIMITED PARTNERSHIP, a Delaware limited partnership hereinafter called "Lessee".

                                   WITNESSETH:

         WHEREAS, Lessor is the owner of a certain liquids Storage Facility (the "Storage Facility") and barge terminal (the "Barge Terminal") which is adjacent to a certain processing and fractionation complex owned in whole or in part by Chevron U.S.A. Inc. ("Chevron") near Venice, Louisiana; and

         WHEREAS, Lessee desires to obtain liquids storage capacity from Lessor, as well as access to the Barge Terminal;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties contained herein, Lessor and Lessee agree as follows:

1.       NGL STORAGE LEASE AND BARGE TERMINAL ACCESS

         Lessor hereby grants to Lessee the right to use Lessor's Venice Storage Facility for storage of natural gas liquids ("NGLs") owned by Lessee, in accordance with Lessor's normal operating conditions (including but not limited to rates of delivery, delivery pressures, and scheduling), up to the maximum quantity indicated on Exhibit "A". Product Primary Capacity elections may be changed, subject to availability, annually on the anniversary of the effective date hereof, as evidenced by substitution of a new Exhibit "A". The quantities designated as Product Primary Capacity Elections will be available to Lessee on a firm basis. If (a) capacity is available, and (b) the total quantity of all products stored does not exceed the Base Capacity subscribed to on the applicable Exhibit "A", Lessee may store, on an interruptible basis, quantities in excess of the individually designated Product Primary Capacity Elections, up to the Base Capacity, at no additional capacity charge. If additional capacity is available, Lessee may elect to store quantities exceeding the Base Capacity at the rate indicated (Monthly or Quarterly Excess Capacity) on the applicable Exhibit "A". Furthermore, Lessor grants Lessee the right to use (1) the Venice Barge Terminal for loading and unloading of NGLs, subject to appropriate scheduling, and (2) the pipeline delivery facilities that are used in connection with the Storage Facility and Barge Terminal.

2.       NGL SPECIFICATIONS

         NGLs delivered by Lessee shall meet the specifications set forth in Exhibit "B" attached hereto.

3.       LIMIT ON WITHDRAWALS

         Owing to normal operating losses occurring in injecting, storing and withdrawing liquid products, a certain percentage of the NGLs are lost. Consequently, as long as Lessee is operating the Storage Facility and Barge Terminal, Lessee will bear its proportionate share of the actual losses that are incurred in connection with the loading, unloading and storage of Lessee's NGLs. If Lessee ceases to operate such facilities, Lessee's losses shall be one-quarter of one percent (0.25%) of the volumes of NGLs that are received from the Venice Fractionator and injected into storage and one-half of one percent (0.50%) of the volumes of NGLs that are received from barges and injected into storage.

4.       RESPONSIBILITY FOR COSTS

         As between the parties under this Agreement, Lessee shall be directly responsible for all costs associated with delivery of NGLs to the Venice Storage Facility, and Lessor shall have neither responsibility nor liability therefor. However, nothing in this Section 4 shall limit or negate any right to recover such costs or any portion thereof under any other agreements with Lessor.

5.       MEASUREMENT

         Lessor shall measure NGLs injected into and withdrawn from the Venice Storage Facility and the NGLs loaded and unloaded from and into barges in accordance with its standard measurement procedures at the Storage Facility and Barge Terminal, which shall conform to good industry practices as same may be updated from time to time. All quantities shall be corrected to standard conditions of 60(0) Fahrenheit and equilibrium vapor pressure in accordance with the API Manual of Petroleum Measurement Standards, Chapter 14, Section B. The quantity and quality of NGLs covered by this Agreement shall be measured according to the current versions of the applicable standards of API and the American Society for Testing Materials, if available. Each party shall be entitled to have its representatives present during all loadings, unloadings, tests and measurements involving NGLs delivered hereunder. Either party may request a special measurement or quality test to be performed at any reasonable time by an agreed-to third party. The party making such a request shall bear the cost of the test if the tests indicate the measuring equipment and quality tests to be within the limits acceptable under industry standards referenced above. If the performance is not within acceptable limits, the cost of the tests shall be borne by Lessor. The results of the special testing shall be used in the manner prescribed herein for results of regularly scheduled measurement and quality testing.

6.       TITLE AND RISK OF LOSS

         6.1.     TITLE
                  Title to NGLs injected by Lessee into the Venice Storage Facility shall be, and shall remain, in Lessee. Said NGLs will be commingled with those belonging to other parties using the Storage Facility, which are required to meet the same Product Specifications as those provided herein. Consequently, the NGLs withdrawn from storage by Lessee will not be the identical product injected, but shall be fungible goods meeting the Product Specifications provided herein.

         6.2.     LOSSES OF NGLS
                  If there are losses (other than normal operating losses described in Section 3 above) of NGLs from the Venice Storage Facility which are not attributable to the fault or negligence of Lessor or of its designated operator, then Lessee shall bear its proportionate share of such losses, based on its proportionate share of NGL inventory then held in the Venice Storage Facility. However, if there are losses (other than normal operating losses described in Section 3 above) of NGLs from the Venice storage facility which are attributable to the fault or negligence of Lessor (or of its designated operator, if the operator is not Lessee), then as between Lessor and Lessee, Lessor shall bear such losses, but only to the extent of either replacing the lost volumes of NGLs with like product or payment of the fair market value, calculated at the time of the loss, of such lost NGLs.

         6.3.     OTHER LIABILITIES
                  Except as specifically set forth in Section 6.2, each party shall indemnify the other party for any and all costs, expenses, losses, liabilities, claims or causes of action (including reasonable attorneys' fees and costs of court) actually incurred by the other party as a result of such party's negligence or fault in performing its duties under this Agreement.

         6.4.     LIMITATION OF LIABILITY
                  FOR BREACH OF ANY PROVISION FOR WHICH AN EXPRESS REMEDY OR MEASURE OF DAMAGES IS PROVIDED IN THIS AGREEMENT, SUCH EXPRESS REMEDY OR MEASURE OF DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY HEREUNDER, AND THE OBLIGOR'S LIABILITY SHALL BE LIMITED AS SET FORTH IN SUCH PROVISION, AND ALL OTHER REMEDIES OR DAMAGES ARE WAIVED. IF NO REMEDY OR MEASURE OF DAMAGES IS EXPRESSLY PROVIDED HEREIN, THE OBLIGOR'S LIABILITY SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES ONLY, EXCLUDING LOST PROFITS, AND SUCH DIRECT ACTUAL DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY HEREUNDER, AND ALL OTHER REMEDIES OR DAMAGES ARE WAIVED. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY UNDER ANY PROVISION OF THIS AGREEMENT FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, OR INDIRECT DAMAGES IN TORT, CONTRACT, UNDER ANY INDEMNITY PROVISION OR OTHERWISE. TO THE EXTENT ANY PAYMENT REQUIRED TO BE MADE PURSUANT TO ANY PROVISION OF THIS AGREEMENT IS AGREED BY THE PARTIES TO CONSTITUTE LIQUIDATED DAMAGES, THE PARTIES ACKNOWLEDGE THAT THE DAMAGES ARE DIFFICULT OR IMPOSSIBLE TO DETERMINE, AND THAT SUCH PAYMENT CONSTITUTES A REASONABLE APPROXIMATION OF THE AMOUNT OF SUCH DAMAGES.

                  ALL DISPUTES ARISING UNDER THIS AGREEMENT THAT ARE NOT OTHERWISE RESOLVED AS PROVIDED HEREIN SHALL BE SUBMITTED TO THE ALTERNATIVE DISPUTE RESOLUTION PROCEDURES AS SET FORTH IN
                  SECTION 14 HEREOF. TO THE EXTENT THAT ANY SUCH UNRESOLVED DISPUTE HAS NOT BEEN SUBMITTED TO SUCH ALTERNATIVE DISPUTE RESOLUTION PROCEDURES WITHIN 25 MONTHS AFTER THE EVENT CAUSING THE DISPUTE IS DISCOVERED OR REASONABLY SHOULD HAVE BEEN DISCOVERED, THE PARTY ASSERTING THE CLAIM IN DISPUTE SHALL BE DEEMED TO HAVE WAIVED ANY SUCH CLAIM AND ALL RIGHTS HEREUNDER WITH RESPECT THERETO.

                                               CONFIDENTIAL TREATMENT REQUESTED.
                                                  THE REDACTED MATERIAL HAS BEEN
                                           SEPARATELY FILED WITH THE COMMISSION.

7.       THIRD -PARTY CONTRACTS

         Lessee may solicit third parties to enter into agreements with Lessor for storage of NGLs at the Venice Complex. In soliciting such contracts, Lessee shall work within guidelines agreed upon in advance by Lessor and Lessee. For any such contracts solicited by Lessee and executed by Lessor and the third party, Lessor shall pay to Lessee a fee equal to ten percent of the gross revenue received by Lessor under the terms of such contract.

8.       FEES

         8.1.     PAYMENT OF FEES
                  As compensation to Lessor for Lessee's right (1) to store NGLs in the Venice Storage Facility, (2) to deliver NGLs into NGL pipelines leaving the Venice complex, and (3) to load and unload such NGLs at Lessor's Barge Terminal, Lessee shall pay Lessor the fees specified in Exhibit "A".

         8.2.     RENEGOTIATION OF FEES

* Every [REDACTED] after the effective date of this Agreement, either party shall have the option to open this Agreement solely for the purpose of renegotiating the fees to be paid hereunder. To exercise such option, a party shall provide to the other party written notification (the "Renegotiation Notice") of its desire to renegotiate fees for any or all services rendered hereunder at least 90 days before the expiration of such 5-year period. In any such renegotiations, the parties shall continue to recognize that the fees to be paid for services rendered hereunder must return to Lessor the greater of the fair market value of the services or that proportion of Lessor's costs incurred in providing the services. If, after negotiating in good faith for a period of 90 days following the date of the Renegotiation Notice, the parties are unable to agree upon a mutually satisfactory fee for the services in question, the matter shall be submitted to the dispute resolution procedures as provided in Section 14 hereof. During the period while such negotiations or dispute resolution procedures are ongoing until new fees are agreed to or otherwise established as provided herein, the fee for the services in question shall be determined in accordance with the fee arrangement that was applicable immediately prior to the date of the Renegotiation Notice. If a new fee is agreed to or otherwise established under this Section 8.2, such new fee shall be effective as of, and shall, if necessary, be made retroactive to, the first day of the applicable 5-year period immediately following the Renegotiation Notice.

         8.3.     ECONOMIC OR OPERATIONAL HARDSHIP
                  If conditions change such that this Agreement causes, or could reasonably be expected to cause a material long-term economic or operational hardship to either party, upon the written request of either party, Lessor and Lessee shall meet to renegotiate in good faith such burdensome terms and provisions so as to make them fair and equitable. Such renegotiations shall occur within 30 days of the date of the non-requesting party's receipt of such written request for such renegotiations. If the parties are unable to agree on new provisions to replace such burdensome terms and provisions within 90 days of the non-requesting party's receipt of such written request, the matter shall be submitted to the dispute resolution procedures set forth in Section 14 hereof. In making any decision regarding fees payable hereunder, the decision-maker(s) shall be guided by the requirement that the fees to be paid for services rendered hereunder must return to Lessor the greater of the fair market value of the services or that proportion of Lessor's costs incurred in providing the services. If new provisions are agreed upon or otherwise established under this Section 8.3, such new provisions shall be as of the date of such resolution, if such provisions are operational in nature, or as of the date on which the notice commencing renegotiations was given, if such provisions are economic in nature.

9.       BILLING AND PAYMENT

         9.1.     PREPARATION OF INVOICE AND PAYMENT

                  On or before the twentieth (20th) day of each month, Lessor or its designated operator shall prepare a monthly statement of the fees due from Lessee for the previous month under this Agreement. Lessee shall pay Lessor the amount due, by wire transfer with immediately available funds, no later than the tenth day after Lessee's receipt of the such statement. If the day on which any payment is due is not a day on which Federal Reserve member banks in New York City are open for business (a "Business Day"), then the relevant payment shall be due upon the immediately preceding Business Day, except if such payment due date is a Sunday or Monday, then the relevant payment shall be due upon the immediately succeeding Business Day. For purposes of billing, determination of inventory volumes hereunder shall be made at the end of each calendar month.

         9.2.     INTEREST
                  If either party fails to remit any amounts in full when due as required hereunder, or if any adjustments are made under this Agreement, including, without limitation, adjustments as the result of the conclusion of any audits, as a result of the resolution of a billing dispute, or as a result of any renegotiations under Sections 8.2 or 8.3 above, interest on the unpaid portion shall accrue from the date upon which such payment should have been made hereunder or upon the effective date of such adjustment until paid in full at the lower of (1) two percent (2%) above the prime rate established from time to time by Wells Fargo Bank, San Francisco, California, or (2) the maximum legal rate of interest. All such accrued interest shall be added to the amount reflected as being owed hereunder on the next invoice or by separate invoice.

         9.3.     GOOD FAITH DISPUTE
                  If a good faith dispute arises as to the amount payable in any statement, the amount not in dispute shall be paid. If either party elects to withhold any payment otherwise due as a consequence of such good faith dispute, the withholding party shall provide the other party with written notice of its reasons for withholding payment, and shall simultaneously place the disputed amount into an escrow account at a mutually acceptable commercial bank, pending resolution of the dispute. Any such dispute shall be resolved in accordance with the alternative dispute resolution procedures of Section 14. The performance of both parties under this Agreement shall continue pending the outcome of such procedures. If it is subsequently determined, whether by mutual agreement of the parties or otherwise, that the withholding party is required to pay all or any portion of the disputed amounts to the other party, the withholding party, in addition to paying over such amounts, shall also pay interest accrued on such amounts from the original due date until paid, at the lower of (1) two percent (2%) above the prime rate established from time to time by Wells Fargo Bank, San Francisco, California, or (2) the maximum legal rate of interest.

         9.4.     TIME LIMIT FOR ADJUSTMENTS
                  No retroactive adjustments may be made for any overcharge or undercharge after a period ending 24 months from the end of the month in which the invoice or statement forming the basis of the overcharge or undercharge was delivered or not delivered, as the case may be, unless a claim for such adjustment shall have been presented prior to the end of such period. Any payment with respect to a retroactive adjustment shall include an amount equal to interest on all amounts past due from the date of initial payment at the lower of (1) two percent (2%) above the prime rate established from time to time by Wells Fargo Bank, San Francisco, California, or (2) the maximum legal rate of interest, except in instances where neither party knew or could have known that the overcharge or undercharge occurred, in which case interest shall rum from the date of demand for payment.

         9.5.     RIGHT TO AUDIT
                  Either party, upon notice in writing to the other, shall have the right at reasonable hours to audit the accounts and records relating to the accounting or billing under the provisions of any section hereof; provided, however, that the auditing party must take written exception to and make claim upon the other party for all discrepancies disclosed by said audit within 24 months of the rendition of any statement or invoice forming the basis of such claim. Such audit shall be conducted by the auditing party's representative or auditor at the auditing party's expense.

                                               CONFIDENTIAL TREATMENT REQUESTED.
                                                  THE REDACTED MATERIAL HAS BEEN
                                           SEPARATELY FILED WITH THE COMMISSION.

                  ALL DISPUTES ARISING UNDER THIS SECTION 9.5 THAT ARE NOT OTHERWISE RESOLVED AS PROVIDED HEREIN SHALL BE SUBMITTED TO THE DISPUTE RESOLUTION PROCEDURES AS SET FORTH IN SECTION 14 HEREOF. TO THE EXTENT THAT ANY SUCH UNRESOLVED DISPUTE HAS NOT BEEN SUBMITTED TO SUCH DISPUTE RESOLUTION PROCEDURES WITHIN 25 MONTHS AFTER THE EVENT CAUSING THE DISPUTE IS DISCOVERED OR REASONABLY SHOULD HAVE BEEN DISCOVERED, THE PARTY ASSERTING THE CLAIM IN DISPUTE SHALL BE DEEMED TO HAVE WAIVED ANY SUCH CLAIM AND ALL RIGHTS HEREUNDER WITH RESPECT THERETO.

10.      TAXES

         Lessee shall be responsible for the payment of any and all AD VALOREM or other taxes assessed on and attributable to the storage, inventory, deliveries and redeliveries, or offloading of NGLs pursuant to this Agreement. If Lessor is required to any pay such taxes on Lessee's behalf, Lessee shall reimburse Lessor for such taxes in accordance with the invoicing and payment procedures set forth in Section 9.1. It is understood and agreed that the foregoing shall not be construed as requiring Lessee to pay any portion of any AD VALOREM taxes assessed against or on the equipment owned or leased by Lessor that is used to store, load and unload NGLs on behalf of Lessee.

11.      FORCE MAJEURE

         Except for the duty to pay amounts of money due hereunder, neither party shall be liable to the other party for failure to perform its duties and obligations under this Agreement to the extent that such failure results from a condition of FORCE MAJEURE. As used herein, "FORCE MAJEURE" means any cause beyond the reasonable control of the party affected which renders such party unable to perform its obligations under this Agreement, including but not limited to acts of God, federal, state or local orders, laws, rules or regulations, strikes or labor disputes, wars, accidents, or failure of facilities. The party affected by the FORCE MAJEURE condition shall use due diligence to remedy the adverse impacts of the condition; however, under no circumstances shall Lessor be required to reconstruct or replace its Venice Storage Facility or its Barge Terminal if for any reason either or both of them is destroyed, substantially destroyed or otherwise rendered unusable.

12.      TERM

* This Agreement shall remain in effect for a period of [REDACTED]from the effective date hereof, and from year to year thereafter, until terminated by one party's written notice to the other party at least 90 days in advance of the next succeeding anniversary of the effective date.

13.      FINAL WITHDRAWAL

         Unless otherwise arranged with Lessor in advance, Lessee shall withdraw all of its stored NGLs from the Venice Storage Facility prior to the termination date of this Agreement. If Lessee fails to remove the NGLs within thirty (30) days after such termination, Lessor has the right to sell the NGLs and remit to Lessee the proceeds of the sale, less a marketing fee of $0.01 per gallon of product sold and less any transportation, sales, or handling fees incurred by Lessor in making the sale. Lessor shall also have the right to collect at the prices set forth herein, any amounts accruing for storage services after termination, until Lessee's NGLs are removed or sold.

14.      RESOLUTION OF DISPUTES

         Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach or performance hereof, including, but not limited to, any disputes concerning the interpretation of the terms and provisions hereof, shall be resolved through the use the following procedures:

         14.1. The parties will initially attempt in good faith to resolve any disputes, controversy or claim arising out of or relating to this Agreement.

         14.2. Should the parties directly involved in any dispute, controversy or claim be unable to resolve same within a reasonable period of time, such dispute, controversy or claim shall be submitted to the senior executives of each party (the "Senior Executives") with such explanation or documentation as the parties deem appropriate to aid the Senior Executives in their consideration of the issues presented. The date the matter is first submitted to the Senior Executives shall be referred to as the "Submission Date". The Senior Executives shall attempt in good faith, through the process of discussion and negotiation, to resolve any dispute, controversy, or claim presented to them within 45 days after the Submission Date.

         14.3. If the Senior Executives cannot so resolve any dispute, controversy, or claim submitted to it within 45 days after the Submission Date, the parties shall attempt in good faith to settle the matter by submitting the dispute, controversy or claim to mediation within 60 days after the Submission Date using any mediator upon which they mutually agree. If the parties are unable to mutually agree upon a mediator within 75 days after the Submission Date, the case shall be referred for mediation to the office of Judicial Arbitration and Mediation Services, Inc. ("JAMS") in Houston, Texas. The cost of the mediator will be split equally between the parties unless they agree otherwise in writing.

         14.4. If the matter has not been resolved pursuant to the aforesaid mediation procedure within 30 days of the initiation of such procedure, or if either party will not participate in such mediation, either party may request that the matter be resolved through arbitration by submitting a written notice (the "Arbitration Notice") to the other. Any arbitration that is conducted hereunder shall be governed by the Federal Arbitration Act, 9 U.S.A. ss.1 ET SEQ., and will not be governed by the arbitration acts, statutes or rules of any other jurisdiction.

         14.5. The Arbitration Notice shall name the noticing party's arbitrator and shall contain a statement of the issue(s) presented for arbitration. Within 15 days of receipt of an Arbitration Notice, the other party shall name its arbitrator by written notice to the other and may designate any additional issue(s) for arbitration. The two named arbitrators shall select the third arbitrator within 15 days after the date on which the second arbitrator was named. Should the two arbitrators fail to agree on the selection of the third arbitrator, either party shall be entitled to request the Senior judge of the United States District Court for the Southern District of Texas to select the third arbitrator. All arbitrators shall be qualified by education or experience within the natural gas industry to decide the issues presented for arbitration. No arbitrator shall be: a current or former director, officer or employee of either party, or its affiliates; an attorney (or member of a law firm) who has rendered legal services to either party, or its affiliates, within the preceding three years; or an owner of any of the common stock of either party, its affiliates or direct competitors.

         14.6. The three arbitrators shall commence the arbitration proceedings within 25 days following the appointment of the third arbitrator. The arbitration proceedings shall be held at a mutually acceptable site and if the parties are unable to agree on a site, the arbitrators shall select the site. The arbitrators shall have the authority to establish rules and procedures governing the arbitration proceedings. Each party shall have the opportunity to present its evidence at the hearing. The arbitrators may call for the submission of pre-hearing statements of position and legal authority, but no post-hearing briefs shall be submitted. After the presentation of the evidence has concluded, each party shall submit to the arbitration panel a final offer of its proposed resolution of the dispute. A majority of the arbitrators shall approve the final offer of one party without modification, and reject the offer of the other party. The arbitration panel shall not have the authority to award punitive, exemplary or consequential damages. The arbitrators' decision must be rendered within 30 days following the conclusion of the hearing or submission of evidence, but no later than 90 days after appointment of the third arbitrator.

         14.7. The decision of the arbitrators, or of a majority of them, shall be in writing and shall be final and binding upon the parties as to the issue(s) submitted. The cost of the hearing shall be shared equally by the parties, and each party shall be responsible for its own expenses and those of its counsel or other representatives. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection it may have to the arbitrability of any such disputes, controversies or claims and further agrees that a final determination in any such arbitration proceeding shall be conclusive and binding upon each party. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The prevailing party shall be entitled to recover reasonable attorneys' fees and court costs in any court proceeding relating to the enforcement or collection of any award or judgment rendered by the arbitration panel under this Agreement.

         14.8. All deadlines specified herein may be extended by mutual agreement of the parties. The procedures specified herein shall be the sole and exclusive procedures for the resolution of disputes between the parties arising out of or relating to this Agreement; provided, however, that a party may seek a preliminary injunction or other preliminary judicial relief if in its judgment such action is necessary to avoid irreparable damage. Despite such action, the parties will continue to participate in good faith in the procedures specified herein. All applicable statutes of limitation shall be tolled while the procedures specified in this Section 14 are pending. The parties will take all actions, if any, necessary to effectuate the tolling of any applicable statutes of limitation.

15.      NOTICES

         Any notice, request, demand, or statement, provided for in this Agreement, except as otherwise herein provided, may be given in writing, delivered in person, by facsimile transmission, by express courier, or by United States Mail, to the parties hereto at the addresses shown below or at such other addresses as may hereafter be furnished to the other party in writing:

         Lessor:      NOTICES AND CORRESPONDENCE:
                      Chevron U.S.A. Inc.
                      P. O. Box 2100
                      Houston, Texas  77252
                      1301 McKinney Street
                      Houston, Texas 77010
                      Attention L. D. Robison
                      Facsimile (713) 754-2536
                      Phone (713) 754-4518

                      PAYMENTS:
                      ___________________
                      ___________________
                      ___________________
                      ___________________


         Lessee:      NOTICES AND CORRESPONDENCE:
                      [Warren Petroleum Company, Limited Partnership] 13430 Northwest Freeway, Suite 1200
                      Houston, Texas  77040-6095
                      Attention Vice-President and General Manager -
                      NGL Marketing
                      Telephone (713) 507-6408
                      Facsimile (713) 507-3715

                      with a copy to:
                      Vice-President and General Counsel
                      [WARREN PETROLEUM COMPANY, LIMITED PARTNERSHIP] 13430 Northwest Freeway, Suite 1200
                      Houston, Texas  77040-6095
                      Telephone (713) 507-3725

16.      CHOICE OF LAWS

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas, without recourse to any conflict-of-laws rules or doctrines that would require the application of laws from another state or jurisdiction.

17.      CONFLICT OF INTEREST

         No director, employee, or agent of either party shall give or receive any commission, fee, rebate, gift, or entertainment of significant cost or value in connection with this Agreement. Any mutually agreeable representative(s) authorized by either party may audit the applicable records of the other party solely for the purpose of determining whether there has been compliance with this paragraph.

18.      MISCELLANEOUS

         18.1.    LAWS AND REGULATIONS
                  This Agreement and the operations hereunder shall be subject to the valid and applicable federal and state laws and the valid and applicable orders, laws. local ordinances. rules, and regulations of any local. state or federal authority having jurisdiction. but nothing contained herein shall be construed as a waiver of any right to question or contest any such order, laws, rules, or regulations in any forum having jurisdiction in the premises. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under the present or future laws effective during the term of this Agreement: (1) such provision will be fully severable,
                  (2) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and (3) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a provision similar in terms to such illegal, invalid, or unenforceable provision as may be possible and as may be legal, valid, and enforceable. If a provision of this Agreement is or becomes illegal, invalid, or unenforceable in any jurisdiction, the foregoing event shall not affect the validity or enforceability in that jurisdiction of any other provision of this Agreement nor the validity or enforceability in other jurisdictions of that or any other provision of this Agreement.

         18.2.    ENTIRE AGREEMENT; AMENDMENTS; WAIVERS
                  This Agreement, including, without limitation, all exhibits hereto, integrates the entire understanding between the parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions, or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Agreement may not be amended or modified in any manner except by a written document signed by both Parties that expressly amends this Agreement. No waiver by either party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver unless expressly provided. No waiver shall be effective unless made in writing and signed by the Party to be charged with such waiver.

         18.3.    LIMITATION OF DAMAGES
                  FOR BREACH OF ANY PROVISION FOR WHICH AN EXPRESS REMEDY OR MEASURE OF DAMAGES IS PROVIDED IN THIS AGREEMENT, SUCH EXPRESS REMEDY OR MEASURE OF DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY HEREUNDER, AND THE OBLIGOR'S LIABILITY SHALL BE LIMITED AS SET FORTH IN SUCH PROVISION, AND ALL OTHER REMEDIES OR DAMAGES ARE WAIVED. IF NO REMEDY OR MEASURE OF DAMAGES IS EXPRESSLY PROVIDED HEREIN, THE OBLIGOR'S LIABILITY SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES ONLY, EXCLUDING LOST PROFITS, AND SUCH DIRECT ACTUAL DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY HEREUNDER, AND ALL OTHER REMEDIES OR DAMAGES ARE WAIVED. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY UNDER ANY PROVISION OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY INDEMNITY PROVISION HEREOF) FOR PUNITIVE OR EXEMPLARY DAMAGES IN TORT OR CONTRACT. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY UNDER ANY PROVISION OF THIS AGREEMENT FOR CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES. THE PRECEDING SENTENCE SHALL NOT BE CONSTRUED AS LIMITING THE OBLIGATION OF EITHER PARTY HEREUNDER TO INDEMNIFY THE OTHER PARTY AGAINST CLAIMS ASSERTED BY THIRD PARTIES, INCLUDING, BUT NOT LIMITED TO, THIRD PARTY CLAIMS FOR CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES. TO THE EXTENT ANY PAYMENT REQUIRED TO BE MADE PURSUANT TO ANY PROVISION OF THIS AGREEMENT IS AGREED BY THE PARTIES TO CONSTITUTE LIQUIDATED DAMAGES, THE PARTIES ACKNOWLEDGE THAT THE DAMAGES ARE DIFFICULT OR IMPOSSIBLE TO DETERMINE, AND THAT SUCH PAYMENT CONSTITUTES A REASONABLE APPROXIMATION OF THE AMOUNT OF SUCH DAMAGES.

         18.4.    NO THIRD-PARTY BENEFICIARIES
                  This Agreement is for the sole benefit of the parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other person whomsoever, it being the intention of the parties that no third person shall be deemed a third party beneficiary of this Agreement.

         18.5.    FURTHER ASSURANCES
                  Each Party shall take such acts and execute and deliver such documents in form and substance reasonably satisfactory to each of them, in order to effectuate the purposes of this Agreement.

         18.6.    SET-OFFS AND COUNTERCLAIMS
                  Except as otherwise provided herein each party reserves to itself all rights, set-offs, counterclaims, and other remedies and/or defenses which such party is or may be entitled to arising from or out of this Agreement or as otherwise provided by law.

         18.7.    NO PARTNERSHIP OR JOINT VENTURE
                  Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust or partnership duty, obligation, or liability on or with regard to either Party.

         18.8.    CONSTRUCTION OF AGREEMENT
                  In construing this Agreement, the following principles shall be followed:

                  18.8.1. No consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this Agreement;

                  18.8.2. Examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

                  18.8.3. The word "includes" and its syntactical variants mean "includes, but is not limited to" and corresponding syntactical variant expressions; and

                  18.8.4. The plural shall be deemed to include the singular and vice versa, as applicable.

         IN WITNESS WHEREOF, this Agreement is executed by the parties as of the date first above written.

         CHEVRON U.S.A. INC.                WARREN PETROLEUM COMPANY,
                                            LIMITED PARTNERSHIP
                                            By:  Warren Petroleum G.P., Inc.,
                                            its General Partner


By       __________________________         By       __________________________

Title    __________________________         Title    __________________________

                                               CONFIDENTIAL TREATMENT REQUESTED.
                                                  THE REDACTED MATERIAL HAS BEEN
                                           SEPARATELY FILED WITH THE COMMISSION.

                                   EXHIBIT "A"
                                VOLUMES AND FEES


This Exhibit "A" sets forth the maximum storage capacity available to Lessee under this Agreement, and the fees to be paid by Lessee for such storage. These capacities and fees may be revised from time to time by substitution of a new Exhibit "A". Under the terms and conditions of that certain Product Storage Lease and Terminal Access Agreement between Chevron U.S.A. Inc. and Warren Petroleum Company, Limited Partnership, dated effective August 1, 1996, Lessor and Lessee agree to the following:

Product: Purity Ethane, Ethane-Propane Mix, Propane, Butanes, and Natural
         Gasoline

Period for which capacity and fees are effective:
* Capacity                                                    [REDACTED]
* Fees                                                        [REDACTED]

Base Capacity:                                              1,360,000 barrels

Fees:
*        Base Capacity                                      [REDACTED]
*        Monthly Excess Capacity                            [REDACTED]
*        Quarterly Excess Capacity                          [REDACTED]
*        Barge Loading/Unloading                            [REDACTED]
         Barge unloading for NGL receipts
*         from Pascagoula Refinery                          [REDACTED]
*        Pipeline Delivery                                  [REDACTED]

Product Primary Capacity Elections:
*        Purity Ethane or Ethane-Propane Mix                [REDACTED]
*        Propane                                            [REDACTED]
*        Butanes                                            [REDACTED]
*        Natural Gasoline                                   [REDACTED]

CHEVRON U.S.A. INC.                         WARREN PETROLEUM COMPANY,
                                            LIMITED PARTNERSHIP
                                            By:  Warren Petroleum G.P., Inc.,
                                            its General Partner


By       __________________________         By       __________________________

Title    __________________________         Title    __________________________

Date     __________________________         Date     __________________________

                                   EXHIBIT "B"
                             PRODUCT SPECIFICATIONS

The attached pages of this Exhibit "B" indicate the minimum specifications for each product that Lessee is authorized to store in Lessor's facilities.

                                  EXHIBIT "B-1"

                  Product:
                  Specifications:

                            DEMETHANIZED RAW PRODUCT
                            WARREN PETROLEUM COMPANY
                                  SPECIFICATION
                                  VENICE PLANT

                                                                           S-102
                                                          Effective Date: 8/2/94

Product characteristics with test methods are herein specified for any demethanized raw material of natural gas liquids received by Warren Petroleum at the Venice Plant.

                                                                                                        TEST METHODS
     PRODUCT CHARACTERISTICS                            MINIMUM             MAXIMUM                    LATEST REVISION
     -----------------------                            -------             -------                    ---------------
1.    COMPOSITION                                                                                   GPA 2177
         Percent by Liquid Volume                       Predominantly Ethane, Propane,
                                                        Butanes & Natural Gasoline

         Methane                                                        2.0 of Ethane
         Propylene                                                      5.0 of Propane              ASTM D-2163
         Butylene                                                       1.0 of Butane

2.    CORROSION
         Copper Strip @ 100(Degree)F                                    1-b                         ASTM D-1838
         (Invalid if additive or
          inhibitor is used.)
         Corrosion Additive or
         Inhibitor, PPM by Weight                                       1                           Applicable Industry
                                                                                                    Practices

3.    TOTAL SULFUR
         PPM by Weight in Liquid                                        150                         ASTM D-3246

4.    CARBON DIOXIDE
         PPM by Weight in Liquid                                        200                         GPA 2177
5.    DRYNESS
         PPM by Weight                                                  12                          Panametric Moisture
                                                                        (-10(Degree)F Dewpoint)     Analyzer or Equal.
6.    PENTANES & HEAVIER                                                No Color                    Visual using
                                                                                                    White Cup Method
      Perform the Saybolt color test after weathering sample to 70(Degree)F if white cup indicates possible color.
         COLOR
         Saybolt No.                                    Plus 25                                     ASTM D 156
         DISTILLATION
         End Point, (Degree)F                                           375                         ASTM D 216
10.   DELETERIOUS SUBSTANCES (PPM BY WEIGHT IN LIQUID)
         COS                                                            1
         Ammonia                                                        1
         Fluorides                                                      1

PRODUCT ACCOUNTING
For accounting purposes, methane shall be considered ethane, propylene shall be considered propane, and butylenes shall be considered normal butane within the above listed specification limits.

Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

METHANOL
Shippers should reduce methanol levels to the lowest practical level. Injection rates above the minimum are expensive and wasteful and methanol can destroy catalyst beds in downstream operations.

                                  PURITY ETHANE
                            WARREN PETROLEUM COMPANY
                                  SPECIFICATION

                                                                           S-202
                                                          Effective Date: 8/2/94

Product characteristics with test methods are herein specified for purity ethane mixtures received or delivered by Warren Petroleum Company.

                                                                                                        TEST METHODS
     PRODUCT CHARACTERISTICS                            MINIMUM             MAXIMUM                    LATEST REVISION
     -----------------------                            -------             -------                    ---------------
1.    COMPOSITION                                                                                   ASTM E-260
         Percent by Liquid Volume
         Methane                                                        3.0                         GPA-2177
         Ethane                                         95.0            100.0
         Ethylene                                                       1.0
         Heavier than Ethane                                            3.5                         ASTM D-2163
         Propylene                                                      1.0

2.    CORROSION
         Copper Strip @ 100(Degree)F                                    1-b                         ASTM D-1838
         (Invalid if additive or
          inhibitor is used.)
         Corrosion Additive or
         Inhibitor, PPM by Weight                                       1                           Applicable Industry
                                                                                                    Practices
3.    TOTAL SULFUR
         PPM by Weight in Liquid                                        30                          ASTM D-3246

4.    DRYNESS                                                           No Free Water               Visual

5.    CARBON DIOXIDE
         PPM by Weight in Liquid                                        1,000                       GPA 2177

PRODUCT ACCOUNTING

For accounting purposes, methane and ethylene shall be considered ethane, propylene and butanes shall be considered propane within the above listed specification limits.

Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

                             ETHANE-PROPANE MIXTURE
                            WARREN PETROLEUM COMPANY
                                  SPECIFICATION
                                  VENICE PLANT

                                                                           S-203
                                                          Effective Date: 8/2/94

Product characteristics with test methods are herein specified for an ethane-propane mixture produced by the Venice Gas Plant.

                                                                                                        TEST METHODS
     PRODUCT CHARACTERISTICS                            MINIMUM             MAXIMUM                    LATEST REVISION
     -----------------------                            -------             -------                    ---------------
1.    COMPOSITION                                                                                   GPA 2177
         Percent by Liquid Volume
         Methane                                                        5.0
         Ethane and Propane                             95.0            100
         Propane                                                        30.0
         Butanes and Heavier                                            0.25
         Ethane-Propane Ratio
         Shall Average 4.0

2.    CORROSION
         Copper Strip @ 100(Degree)F                                    1-b                         ASTM D-1838
         (Invalid if additive or
          inhibitor is used.)
         Corrosion Additive or
         Inhibitor, PPM by Weight                                       1                           Applicable Industry
                                                                                                    Practices
3.    TOTAL SULFUR
         PPM by Weight in Liquid                                        50                          ASTM D-3246

4.    MOISTURE
         PPM by Weight                                                  76                          Panametric Moisture
                                                                                                    Analyzer or Equal
5.    CARBON DIOXIDE
         PPM by Weight in Liquid                                        250                         GPA 2177

PRODUCT ACCOUNTING

For accounting purposes, methane shall be considered ethane and butanes shall be considered propane within the above listed specification limits.

Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

TARIFF SPECIFICATIONS

Products delivered to Warren shall also meet any individual requirements of Chevron Pipeline Company's published tariff product specifications in effect at time of delivery if the individual tariff specification is more stringent than that of Warren.

                                HD-5 PROPANE FUEL
                            WARREN PETROLEUM COMPANY
                                  SPECIFICATION

                                                                           S-300
                                                          Effective Date: 8/2/94

Product characteristics with test methods are herein specified for HD-5 propane fuel received or delivered by Warren Petroleum Company. This product meets the requirement of the GPA HD-5 propane specification.

                                                                                                        TEST METHODS
     PRODUCT CHARACTERISTICS                            MINIMUM             MAXIMUM                    LATEST REVISION
     -----------------------                            -------             -------                    ---------------
1.    COMPOSITION                                                                                   ASTM E-260
      Percent by Liquid Volume Ethane                                   As limited by other
                                                                        components & vapor
                                                                        pressure.
      Propane                                           90.0            100
      Propylene                                                         5.0                         ASTM D-2163
      Butanes & Heavier                                                 2.5

2.    VAPOR PRESSURE
      Psig @ 100(Degree)F                                               208                         ASTM D-1267

3.    CORROSION
      Copper Strip @ 100(Degree)F                                       1-b                         ASTM D-1838
      (Invalid if additive or
       inhibitor is used.) Corrosion
      Additive or Inhibitor, PPM by Weight                              1                           Applicable Industry Practices

4.    TOTAL SULFUR
      PPM by Weight in Liquid                                           120                         ASTM D-3246

5.    HYDROGEN SULFIDE
      PPM by Weight in Liquid                                           1                           Field - Length of Stain Tube
      (Lab test required if field test is positive.)                                                Lab Chromatography with
                                                                                                    Flame Photometric Detector
6.    CARBONYL SULFIDE
      PPM by Weight in Liquid                                           2                           Field-Length of
      (Field test invalid if C4+ exceeds                                                            Stain Tube
      1.0 LV%) (Lab test required if                                                                Lab-UOP 212 or UOP 791
      field test is positive.)                                                                      Lab-Gas Chromatography with
                                                                                                    Flame Photometric Detector
7.    NON-VOLATILE RESIDUE
         a)  Milliliters @ 100(Degree)F                                 0.05                        ASTM D-2158
         b)  Oil Stain                                                  Pass

THE FOLLOWING TESTS ARE OPTIONAL, DEPENDING UPON THE PRODUCT SOURCE:

8.    DRYNESS
         Freeze Valve, Seconds                                          60 (Note 2)                 ASTM D-2713

9.    VOLATILE RESIDUE
         95% Evaporated-Temperature, (Degree)F                          -37                         ASTM D-1837

10.   AMMONIA
         PPM by Weight in Liquid                                        1                           Field-Length of
                                                                                                    Stain Tube
                                                                                                    Lab - UOP 430
11.   FLUORIDES
      PPM by Weight in Liquid as                                        5                           Field-Length of Stain Tube
      Monatomic Fluorine
                                                                                                    Lab-UOP-619-83
12.   OTHER DELETERIOUS SUBSTANCES (PPM BY WEIGHT IN LIQUID)
         Includes but not limited to                                    1                           Gas chromatography with flame
         (Isoprene, Butadiene, Vinyl                                                                ionization or electron
         Chloride, glycol, amine, caustic)                                                          capture detection or other
                                                                                                    industry accepted methods

NOTES: (1) The test methods for items 2 and 7 are not necessary if a compositional analysis is available which indicates compliance with these requirements.

         (2) The addition of methanol in the distribution system should be on a spot basis and must not exceed a rate of 5 gallons per 10,000 gallons of product.

                                  NORMAL BUTANE
                            WARREN PETROLEUM COMPANY
                                  SPECIFICATION

                                                                           S-400
                                                          Effective Date: 8/2/94

Product characteristics with test methods are herein specified for normal butane received or delivered by Warren Petroleulm Company.

                                                                                                        TEST METHODS
     PRODUCT CHARACTERISTICS                            MINIMUM             MAXIMUM                    LATEST REVISION
     -----------------------                            -------             -------                    ---------------
1.    COMPOSITION                                                                                   ASTM E-260
         Percent by Liquid Volume

         Isobutane and Lighter                                          5.0                         ASTM D-2163
         Butylene (Percent of N.Butane)                                 1.0
         N. Butane & Butylene                           95.0            100                         GPA 2165
         Pentanes & Heavier                                             2.0

2.    VAPOR PRESSURE
         Psig @ 10O(Degree)F                                            50                          ASTM D-1267

3.    CORROSION
         Copper Strip @100(Degree)F                                     1-b                         ASTM D-1838
         (Invalid if additive
         or inhibitor is used.)
         Corrosion Additive or
         Inhibitor, PPM by Weight                                       1                           Applicable Industry
                                                                                                    Practices
4.    TOTAL SULFUR
         PPM by Weight in Liquid                                        140                         ASTM D-3246

5.    VOLATILE RESIDUE
         95% Evaporated-Temperature, (Degree)F                          +36                         ASTM D-1837

6.    DRYNESS                                                           No Free Water               Visual

NOTE: The test methods for Items 2 and 5 are not necessary if a compositional analysis indicates compliance with these requirements.

                                    ISOBUTANE
                            WARREN PETROLEUM COMPANY
                                  SPECIFICATION

                                                                           S-401
                                                          Effective Date: 8/2/94

Product characteristics with test methods are herein specified for isobutane received or delivered by Warren Petroleum Company.

                                                                                                        TEST METHODS
     PRODUCT CHARACTERISTICS                            MINIMUM             MAXIMUM                    LATEST REVISION
     -----------------------                            -------             -------                    ---------------
1.    COMPOSITION                                                                                   ASTM E-260
         Percent by Liquid Volume
         Propane, Propylene and Lighter                                 3.0                         ASTM D-2163
         Isobutane                                      96.0            100
         Butylene, Normal Butane
           & Heavier                                                    4.0

2.    VAPOR PRESSURE
         Psig @ 100(Degree)F                                            62                          ASTM D-1267

3.    CORROSION
         Copper Strip @ 100(Degree)F                                    1-b                         ASTM D-1838
         Invalid if additive or
         inhibitor is used.)
         Corrosion Additive or
         Inhibitor, PPM by Weight                                       1                           Applicable Industry
                                                                                                    Practices

4.    TOTAL SULFUR
         PPM by Weight in Liquid                                        140                         ASTM D-3246

5.    VOLATILE RESIDUE
         95% Evaporated-Temperature (Degree)F                           +16                         ASTM D-1837

6.    DRYNESS                                                           No Free Water               Visual

NOTE: The test methods for Items 2 and 5 are not necessary if an adequate compositional analysis is available which indicates compliance with these requirements.

                                COMMERCIAL BUTANE
                            WARREN PETROLEUM COMPANY
                                  SPECIFICATION

                                                                           S-402
                                                          Effective Date: 8/2/94

Product characteristics with test methods are herein specified for commercial butane received or delivered by Warren Petroleum Company.

                                                                                                        TEST METHODS
     PRODUCT CHARACTERISTICS                            MINIMUM             MAXIMUM                    LATEST REVISION
     -----------------------                            -------             -------                    ---------------
1.    COMPOSITION                                                       Predominately Isobutane     ASTM E-260
         Percent by Liquid Volume                                       & Normal Butane

         Propane                                                        3.0 of Isobutane            ASTM D-2163
         Butylene                                                       1.0 of Isobutane
         Pentanes & Heavier                                             2.0 of Butanes

2.    VAPOR PRESSURE
         Psig @ 100(Degree)F                                            70                          ASTM D-1267

3.    CORROSION
         Copper Strip @ 100(Degree)F                                    1-b                         ASTM D-1838
         (Invalid if additive or
         inhibitor is used.)
         Corrosion Additive or
         Inhibitor, PPM                                                 1                           Applicable Industry
                                                                                                    Practices
4.    TOTAL SULFUR
         PPM by Weight in Liquid                                        140                         ASTM D-3246

5.    VOLATILE RESIDUE
         95% Evaporated, Temperature, (Degree)F                         +36                         ASTM D-1837

6.    DRYNESS                                                           No Free Water               Visual

7.    BUTADIENE
         Percent by Liquid Volume                                       0.5                         Gas Chromatography

PRODUCT ACCOUNTING

For Accounting purposes, propane shall be considered isobutane, butylenes shall be considered normal butane, and pentanes and heavier shall be considered normal butane within the above listed specification limits.

Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

NOTE: The test methods for Items 2 and 5 are not necessary if an adequate compositional analysis is available which indicates compliance with these requirements.

                                NATURAL GASOLINE
                            WARREN PETROLEUM COMPANY
                                  SPECIFICATION

                                                                           S-600
                                                          Effective Date: 8/2/94

Product characteristics with test methods are herein specified for natural gasoline received or delivered by Warren Petroleum Company.

                                                                                                        TEST METHODS
     PRODUCT CHARACTERISTICS                            MINIMUM             MAXIMUM                    LATEST REVISION
     -----------------------                            -------             -------                    ---------------
1.    COMPOSITION                                                                                   ASTM E-260
         Percent by Liquid Volume
         Butanes & Lighter                                              3.0                         GPA 2165
         Pentanes & Heavier                             97              100

2.    VAPOR PRESSURE
         Psi @ 100(Degree)F, Reid                                       14                          ASTM D-323

3.    CORROSION
         Copper Strip @ 104(Degree)F                                    1-b                         ASTM D-130
         (Invalid if additive or
         inhibitor is used.)
         Corrosion Additive or
         Inhibitor, PPM by Weight                                       1                           Applicable Industry
                                                                                                    Practices

4.    DOCTOR TEST                                                       Negative                    GPA 1138

5.    DRYNESS                                                           No Free Water               Visual

6.    COLOR                                             plus 25         No Color                    Field White Cup Method
                                                                                                    Lab-ASTM D-156

7.    DISTILLATION
         End Point, (Degree)F                                           375                         ASTM D-216

NOTE: The test methods for Items 2 and 7 are not necessary if an adequate compositional analysis is available which indicates compliance with these requirements.